SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549


                       FORM 8-K


   Current Report Pursuant to Section 13 or 15(d) of
          The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):
August 10, 1994


                 CAROLCO PICTURES INC.
(Exact name of registrant as specified in its charter)

Delaware         1-9264      95-406437
(State or other       (Commission       (I.R.S. Employer
jurisdiction of       File Number       Identification No.)
Incorporation)


8800 Sunset Boulevard, Los Angeles, California 90069
(Address of principal executive offices)  (zip code)

  Registrant's telephone number, including area code:
(310) 859-8800


                          N/A
   (Former name or former address, if changed since last report)






Exhibit Index at page  9

Page 1 of 11 pages

Item 5.          Other Events.

a. Proposed Merger with LIVE Entertainment Inc.

 Carolco Pictures Inc., a Delaware corporation
("Carolco"), LIVE Entertainment Inc., a Delaware corporation ("LIVE"), and Carolco Acquisition Corp., a wholly owned subsidiary of LIVE ("CAC"), entered into an Agreement and Plan of Merger dated as of August 10, 1994 (the "Merger Agreement") providing for a business combination of Carolco and LIVE. The
Merger Agreement provides, among other things, that CAC will be merged with and into Carolco (the
"Merger") with Carolco as the surviving corporation continuing as a wholly owned subsidiary of LIVE. At the effective date of the Merger, LIVE will be renamed
Carolco Entertainment Inc. ("Carolco Entertainment").
The Merger has been structured with the intent that it qualify as a tax free reorganization whereby each Carolco stockholder will receive one share of newly issued Carolco Entertainment common stock for each 5.5 shares of Carolco common stock held. The exchange ratio will be adjusted based on the market price of Carolco common stock prior to the consummation of the Merger subject to two limitations designed to limit the effect of market fluctuations on both Carolco and LIVE stockholders. The number of Carolco shares to be exchanged for each share of Carolco Entertainment will be adjusted upward, if necessary, so that the market value of Carolco shares to be exchanged for one share of Carolco Entertainment is at least $3.00, but in no event will more than 6.5 shares of Carolco be exchanged for each share of Carolco Entertainment.
Likewise, the number will be adjusted downward, if necessary, so that the market value of Carolco shares to be exchanged is no more than $4.00, but in no event will fewer than 4.5 shares of Carolco be exchanged for each share of Carolco Entertainment. If the Merger had closed on the date of this report, the exchange ratio would have been 6.5 to 1. In addition, each outstanding share of Carolco's Series A Convertible
Preferred Stock will be converted into one share of a new series of preferred stock to be authorized by Carolco Entertainment. As a result, immediately upon consummation of the Merger, the current LIVE stockholders will own between approximately 21% and 28% of the surviving corporation and the remainder will be owned by the current Carolco stockholders.
Therefore, the Merger, if consummated, will be treated as a reverse acquisition of LIVE by Carolco for accounting and financial reporting purposes and the purchase method of accounting will be applied to a portion of the historical values of LIVE's assets and liabilities. Additionally, to the extent of common ownership between LIVE and Carolco (54.6% of LIVE's common stock is owned by significant stockholders of Carolco), a portion of the transaction will be treated as a combination of companies under common control, similar to a pooling.

The Merger is subject to a number of conditions, including the

                  Page 2 of 11 pages

redemption of LIVE's Series B Cumulative Convertible
Preferred Stock, certain amendments to various public and private securities of LIVE and the availability of certain ongoing financing commitments prior to the combination. The Merger is also subject to the approval of the combination by the non-affiliated stockholders of both companies and other customary conditions to closing. On June 30, 1994, The Seidler
Companies Incorporated ("Seidler") delivered its written opinion to the Carolco Board of Directors that, based on the conditions and assumptions contained therein, the financial terms of the Merger are fair to the unaffiliated stockholders of Carolco.
Chemical Securities Inc., an affiliate of Chemical
Bank ("Chemical Securities"), delivered its written opinion dated as of July 1, 1994 to the LIVE Board of Directors that, based on the conditions and assumptions contained therein, the exchange ratio for the Merger is fair to the unaffiliated stockholders of LIVE. The opinions of Seidler and Chemical Securities will be updated to a date just prior to the consummation of the Merger. There can be no assurances that the conditions will be met, the Merger will be consummated, or, if consummated, will be consummated on the terms set forth above.

In conjunction with the Merger Agreement, Carolco entered into Investor Representation Agreements dated as of August 10, 1994 (the "Investor Representation
Agreements") with each of Pioneer LDCA, Inc.
("Pioneer"), Cinepole Productions B.V. ("Cinepole"),
RCS Video International Services B.V. ("RCS"), MGM
Holdings Corporation ("MGM Holdings") and New Carolco
Investments B.V. ("New CIBV"), which in the aggregate hold approximately 85.3% of the Carolco voting power which would currently be entitled to vote on the Merger. LIVE is also a party to the Investor
Representation Agreements of Pioneer, Cinepole and
RCS, which in the aggregate hold approximately 68.4% of the LIVE voting power which would currently be entitled to vote on the Merger. The Investor
Representation Agreements provide that, subject to receipt of definitive proxy materials, such stockholders will vote all shares of Carolco stock and, with respect to Pioneer, Cinepole and RCS, all shares of LIVE stock beneficially owned by them in favor of the Merger Agreement and the transactions contemplated thereby. Pioneer, Cinepole, RCS, MGM
Holdings (collectively, the "Strategic Investors") and
New CIBV also entered into a Stockholders Agreement
(the "Stockholders Agreement") which provides for certain corporate governance procedures relating to the post-merger company.

To permit Carolco to proceed with certainty with the
transactions contemplated by the Merger Agreement, on
August 11, 1994, Mr. Kassar and Carolco entered into
a new employment agreement dated as of August 10, 1994
(the "1994 Employment Agreement") which amends and
restates the Employment Agreement of Mr. Kassar dated
as of May 3, 1993.   Pursuant to the Merger Agreement
and an Assumption Agreement dated as of August 10, 1994 among Carolco, LIVE and Mr. Kassar, as of the effective date of the

                  Page 3 of 11 pages

Merger, LIVE will assume each of the obligations of Carolco under the 1994 Employment Agreement. In addition, Carolco entered into a related Stock Option
Agreement with Mr. Kassar dated as of August 10, 1994
(the "Stock Option Agreement").

The Merger Agreement, Investor Representation
Agreements, Stockholders Agreement, 1994 Employment
Agreement and Stock Option Agreement are Exhibits to this Form 8-K.

a.  Financial Condition and Operations of Carolco.

Carolco currently has two motion pictures in
pre-production: Cutthroat Island starring Geena Davis
and Matthew Modine and directed by Renny Harlin and
Showgirls directed by Paul Verhoeven.  Both pictures
are currently scheduled to commence principal
photography in October 1994 and to be completed and
available for release in mid-1995.  Carolco has
reached an agreement regarding the terms and has
accepted the commitment of a group of banks, including
Credit Lyonnais Bank Nederland N.V., to provide an
individual production loan to finance a substantial
portion of the cost of Cutthroat Island.   Although
management of Carolco believes it is likely that Carolco will be able to satisfy all of the conditions to the funding of such production loan, there can be no assurance that this will be the case. In the event
Carolco is unable to successfully consummate such production loan, it will be required to procure financing from alternative sources in order to complete the production of Cutthroat Island (although no assurance can be given that such financing can be obtained or obtained on terms acceptable to Carolco).
Prior to the commencement of the negotiations described below to sell Showgirls to an affiliate of MGM Holdings (such affiliate, "MGM"), a similar production loan was being negotiated for that motion picture.

Although agreements in principle have been reached between Carolco and various distributors with regard to the pre-sale of a substantial portion of the distribution rights for both Cutthroat Island and Showgirls, due to production and casting delays, the documentation of these pre-sales has not yet been completed. In addition, due to such delays, Carolco has not yet obtained a completion bond (also known as an "over-budget" guaranty) for either film. Carolco will be unable to access the Cutthroat Island production loan described above (and would not have been able to access the Showgirls production loan, assuming it were to be successfully negotiated) until such pre-sales and completion bonds have been finalized and pledged as collateral to secure such production loans. Carolco recently determined that it is unlikely that it will be able to access either of such loans prior to late in the fourth quarter of 1994. In addition to its ongoing overhead expenses, Carolco is currently funding the pre-production expenses of both motion pictures from its current cash balances. At the

                  Page 4 of 11 pages

current rate of expenditure (including increased expenditures when principal photography commences for the two films), Carolco will face an extreme cash shortage prior to the anticipated funding of the production loans and will be unable to complete either film.

Several steps are currently being taken to address
Carolco's liquidity problem. Carolco has entered into negotiations regarding the sale of its entire interest in Showgirls to MGM. In addition, Pioneer has agreed, subject to certain conditions, to advance certain overage payments anticipated to be due with respect to Cliffhanger and Terminator 2: Judgment Day over the next several months from exisiting licenses in Japan. RCS has agreed to negotiate certain amendments to the agreement pursuant to which it is required to purchase Carolco's
7% Convertible Subordinated Notes due 2006 on December
30, 1994 in order to permit Carolco to borrow against the funds to be received from RCS prior to such date.
Le Studio Canal+ S.A., an affiliate of Cinepole, has agreed, subject to the sale of Showgirls to MGM and the performance by Pioneer and RCS of their respective agreements, to advance approximately $2,000,000 of commisions which will be due to Carolco in the fourth quarter of 1994 for serving as the foreign sales agent for the motion picture Stargate. The agreements of MGM, Pioneer, RCS and Le Studio Canal+ are subject to the approvals of their respective boards of directors.

Carolco is continuing to use its best efforts to complete the steps required to access the Cutthroat
Island production loan as soon as possible. It is anticipated that a combination of borrowings under the Cutthroat Island production loan, the funds to be received from the proposed sale of Showgirls and the interim financing arrangements described above will be sufficient to fund the production of Cutthroat Island and the other operations of Carolco through the closing of the Cutthroat Island production loan.
There can be no assurance that Carolco will be successful in its efforts to borrow under the Cutthroat Island production loan in a timely manner, complete the sale of Showgirls or consummate the interim financing arrangements described above. In the event Carolco is not successful in these efforts, it is likely that Carolco will be forced to cease production of Cutthroat Island and, if not sold to MGM, Showgirls, and Carolco may be unable to meet its other obligations and may be unable to continue to operate as a going concern.

The solicitation of votes of stockholders of both
Carolco and LIVE with respect to the Merger will be made through the distribution of definitive proxy materials in accordance with the Securities Exchange
Act of 1934. Carolco intends to file preliminary proxy materials with the Securities and Exchange
Commission in connection with the Merger and in connection with the preparation of such filing has been informed by its independent

                  Page 5 of 11 pages

auditors that because of Carolco's current financial condition, the Report of Independent Auditors covering
Carolco's financial statements for the year ended
December 31, 1993 will be re-issued with an explanatory paragraph which indicates that such financial condition raises substantial doubt about the ability of Carolco to continue as a going concern.

Item 7.          Financial Statements, Pro Forma
Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Exhibits.

The Exhibits listed below are filed as part of this Report.

Exhibit No.      Description of Exhibit

2.1                   Agreement and Plan of Merger
                      dated as of August 10, 1994
                      among Carolco Pictures Inc.,
                      LIVE Entertainment Inc. and
                      Carolco Acquisition Corp.
                      (including certain exhibits
                      thereto).

10.1                  Investor Representation
                      Agreement dated as of August
                      10, 1994 by and between Carolco
                      Pictures Inc., LIVE
                      Entertainment Inc. and Pioneer
                      LDCA, Inc.  Incorporated by
                      reference to Exhibit 10.2 to
                      LIVE Entertainment Inc.'s
                      Current Report on Form 8-K
                      under the Securities and
                      Exchange Act of 1934 filed with
                      the Commission on September 15,
                      1994.

10.2                  Investor Representation
                      Agreement dated as of August
                      10, 1994 by and between Carolco
                      Pictures Inc., LIVE
                      Entertainment Inc. and Cinepole
                      Productions B.V.
                      Incorporated by reference to
                      Exhibit 10.3 to LIVE
                      Entertainment Inc.'s Current
                      Report on Form 8-K under the
                      Securities and

                  Page 6 of 11 pages

                      Exchange Act of 1934 filed with
                      the Commission on September 15,
                      1994.

10.3                  Investor Representation
                      Agreement dated as of August
                      10, 1994 by and between Carolco
                      Pictures Inc., LIVE
                      Entertainment Inc. and RCS
                      Video International Services
                      B.V.  Incorporated by reference
                      to Exhibit 10.4  to LIVE
                      Entertainment Inc.'s Current
                      Report on Form 8-K under the
                      Securities and Exchange Act of
                      1934 filed with the Commission
                      on September 15, 1994.

10.4                  Investor Representation
                      Agreement dated August 10, 1994
                      by and between Carolco Pictures
                      Inc. and MGM Holdings
                      Corporation.

10.5                  Investor Representation
                      Agreement dated August 10, 1994
                      by and between Carolco Pictures
                      Inc. and New Carolco
                      Investments B.V.  Incorporated
                      by reference to Exhibit 4 to
                      Mario F. Kassar and New Carolco
                      Investments B.V.'s Schedule 13D
                      (Amendment No. 14) under the
                      Securities Exchange Act of 1934
                      filed with the Commission on
                      August 16, 1994.

10.6                  Stockholders Agreement dated as
                      of August 10, 1994 by and
                      between New Carolco Investments
                      B.V., Pioneer LDCA, Inc.,
                      Cinepole Productions B.V., RCS
                      Video International Services
                      B.V. and MGM Holdings
                      Corporation.  Incorporated by
                      reference to Exhibit 10.5 to
                      LIVE Entertainment Inc.'s
                      Current Report on Form 8-K
                      under the Securities and
                      Exchange Act of 1934 filed with
                      the Commission on September 15,
                      1994.

10.7                  Employment Agreement between
                      Carolco Pictures Inc. and Mario
                      F. Kassar for the services of
                      Mario F. Kassar, dated as of
                      August 10, 1994.  Incorporated
                      by reference to Exhibit 5 to
                      Mario F. Kassar and New Carolco
                      Investments B.V.'s Schedule 13D

                  Page 7 of 11 pages

                      (Amendment No. 14) under the
                      Securities Exchange Act of 1934
                      filed with the Commission on
                      August 16, 1994.

10.8                  Stock Option Agreement of Mario
                      F. Kassar dated as of August
                      10, 1994.  Incorporated by
                      reference to Exhibit 8 to Mario
                      F. Kassar and New Carolco
                      Investments B.V.'s Schedule 13D
                      (Amendment No. 14) under the
                      Securities Exchange Act of 1934
                      filed with the Commission on
                      August 16, 1994.

99.1                  Press Release dated August 12,
                      1994.  Incorporated by
                      reference to Exhibit 99.2 to
                      LIVE Entertainment Inc.'s
                      Current Report on Form 8-K
                      under the Securities and
                      Exchange Act of 1934 filed with
                      the Commission on September 15,
                      1994.


                  Page 8 of 11 pages

SIGNATURE

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLCO PICTURES INC.

By: /s/ Robert W. Goldsmith
      Robert W. Goldsmith,
      Senior Vice President,
      General Counsel and Secretary


Date:  September 29, 1994



                  Page 9 of 11 pages

EXHIBIT INDEX

Exhibit No.      Description of Exhibit

2.1                   Agreement and Plan of Merger
                      dated as of August 10, 1994
                      among Carolco Pictures Inc.,
                      LIVE Entertainment Inc. and
                      Carolco Acquisition Corp.
                      (including certain exhibits
                      thereto).

10.1                  Investor Representation
                      Agreement dated as of August
                      10, 1994 by and between Carolco
                      Pictures Inc., LIVE
                      Entertainment Inc. and Pioneer
                      LDCA, Inc.  Incorporated by
                      reference to Exhibit 10.2 to
                      LIVE Entertainment Inc.'s
                      Current Report on Form 8-K
                      under the Securities and
                      Exchange Act of 1934 filed with
                      the Commission on September 15,
                      1994.

10.2                  Investor Representation
                      Agreement dated as of August
                      10, 1994 by and between Carolco
                      Pictures Inc., LIVE
                      Entertainment Inc. and Cinepole
                      Productions B.V.
                      Incorporated by reference to
                      Exhibit 10.3 to LIVE
                      Entertainment Inc.'s Current
                      Report on Form 8-K under the
                      Securities and Exchange Act of
                      1934 filed with the Commission
                      on September 15, 1994.

10.3                  Investor Representation
                      Agreement dated as of August
                      10, 1994 by and between Carolco
                      Pictures Inc., LIVE
                      Entertainment Inc. and RCS
                      Video International Services
                      B.V.  Incorporated by reference
                      to Exhibit 10.4 to LIVE
                      Entertainment Inc.'s Current
                      Report on Form 8-K under the
                      Securities and Exchange Act of
                      1934 filed with the Commission
                      on September 15, 1994.

10.4                  Investor Representation
                      Agreement dated August 10, 1994
                      by and between Carolco Pictures
                      Inc. and MGM Holdings
                      Corporation.


                  Page 10 of 11 pages

10.5                  Investor Representation Agreement dated
                      August 10, 1994
                      by and between Carolco Pictures
                      Inc. and New Carolco
                      Investments B.V.  Incorporated
                      by reference to Exhibit 4 to
                      Mario F. Kassar and New Carolco
                      Investments B.V.'s Schedule 13D
                      (Amendment No. 14) under the
                      Securities Exchange Act of 1934
                      filed with the Commission on
                      August 16, 1994.

10.6                  Stockholders Agreement dated as
                      of August 10, 1994 by and
                      between New Carolco Investments
                      B.V., Pioneer LDCA, Inc.,
                      Cinepole Productions B.V., RCS
                      Video International Services
                      B.V. and MGM Holdings
                      Corporation.  Incorporated by
                      reference to Exhibit 10.5 to
                      LIVE Entertainment Inc.'s
                      Current Report on Form 8-K
                      under the Securities and
                      Exchange Act of 1934 filed with
                      the Commission on September 15,
                      1994.

10.7                  Employment Agreement between
                      Carolco Pictures Inc. and Mario
                      F. Kassar for the services of
                      Mario F. Kassar, dated as of
                      August 10, 1994.  Incorporated
                      by reference to Exhibit 5 to
                      Mario F. Kassar and New Carolco
                      Investments B.V.'s Schedule 13D
                      (Amendment No. 14) under the
                      Securities Exchange Act of 1934
                      filed with the Commission on
                      August 16, 1994.

10.8                  Stock Option Agreement of Mario
                      F. Kassar dated as of August
                      10, 1994.  Incorporated by
                      reference to Exhibit 8 to Mario
                      F. Kassar and New Carolco
                      Investments B.V.'s Schedule 13D
                      (Amendment No. 14) under the
                      Securities Exchange Act of 1934
                      filed with the Commission on
                      August 16, 1994.

99.1                  Press Release dated August 12,
                      1994.  Incorporated by
                      reference to Exhibit 99.2 to
                      LIVE Entertainment Inc.'s
                      Current Report on Form 8-K
                      under the Securities and
                      Exchange Act of 1934 filed with
                      the Commission on September 15,
                      1994.


                  Page 11 of 11 pages